Basis of Presentation - Going Concern	3 Months Ended
Jun. 30, 2011
Basis Of Presentation - Going Concern
Basis of Presentation - Going Concern

Note 2 - Basis of Presentation – Going Concern

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has experienced net losses since February 16, 1999 (date of inception), which losses have caused an accumulated deficit of $48,357,818 as of June 30, 2011 and $47,933,557 as of December 31, 2010. This factor, among others, raises substantial doubt about the Company’s ability to continue as a going concern.

Management has been able, thus far, to finance the losses through a series of private placements and convertible notes payable. The Company is continuing to seek other sources of financing and attempting to explore alternate ways of generating revenues through partnerships with other businesses. Conversely, the seeking of new technology is expected to result in operating losses for the foreseeable future. There are no assurances that the Company will be successful in achieving its goals.

In view of these conditions, the Company’s ability to continue as a going concern is dependent upon its ability to obtain additional financing or capital sources, to meet its financing requirements, and ultimately to achieve profitable operations. Management believes that its current and future plans to raise capital provide an opportunity to continue as a going concern.